Exhibit 10.5

Execution Copy

GUARANTY

GUARANTY (this “Guaranty”), dated as of December 7, 2011, by PACIFIC SUNWEAR STORES CORP., a California corporation (the “Guarantor”) in favor of PS HOLDINGS AGENCY CORP., as administrative agent and collateral agent (in such capacities, the “Agent”), for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and the Credit Parties.

W I T N E S S E T H

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 7, 2011 (as amended, modified, supplemented or restated hereafter, the “Credit Agreement”), by and among, among others, (i) Pacific Sunwear of California, Inc. (the “Borrower”), (ii) the Guarantor, (iii) the Agent, and (iv) the Lenders party thereto (the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

WHEREAS, the Guarantor is a wholly owned Subsidiary of the Borrower, and acknowledges that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement and from the making of the Loans by the Lenders thereunder.

WHEREAS, the obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Guarantor of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make Loans, the Guarantor is willing to execute this Guaranty.

Accordingly, the Guarantor hereby agrees as follows:

SECTION 1. Guaranty. The Guarantor irrevocably and unconditionally guaranties, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Debtor Relief Laws. The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, the Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the

Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3. Security. The Guarantor hereby acknowledges and agrees that the Agent and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine, and (c) release or substitute any one or more endorsees, the Borrower, other guarantors or other obligors, in each case without affecting or impairing in any way the liability of the Guarantor hereunder.

SECTION 4. Guaranty of Payment. The Guarantor further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by the Guarantor hereunder may be required by the Agent or any other Credit Party on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Credit Parties, in the manner provided in the Credit Agreement.

SECTION 5. Indemnification. Without limiting any of its indemnification obligations under the Credit Agreement or the other Loan Documents, and without duplication of any indemnification provided for under the Credit Agreement or the other Loan Documents, the Guarantor shall indemnify the Credit Parties and each of their Subsidiaries and Affiliates, and each of their respective stockholders, directors, officers, employees, agents, attorneys, and advisors (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all damages, actual out-of-pocket losses, claims, actions, causes of action, settlement payments, obligations, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred, suffered, sustained or required to be paid by, or asserted against, any Indemnitee arising out of, in any way connected with, or as a result of, (a) the execution or delivery of this Guaranty, the Credit Agreement or any other Loan Document or any other agreement or instrument contemplated hereby, the performance by the Guarantor of its obligations thereunder, or the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents or any other transactions contemplated hereby or thereby, or (b) any actual or prospective claim, litigation, investigation or proceeding relating to or arising from any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, however, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Guarantor shall promptly pay the reasonable fees and expenses of such counsel.

SECTION 6. No Discharge or Diminishment of Guaranty. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 7. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, the Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations. The Guarantor hereby acknowledges that the Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash. Pursuant to, and to the extent permitted by, applicable Law, the Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against any Loan Party, as the case may be, or any security. The Guarantor agrees that it shall not assert any claim in competition with the Agent or any other Credit Party in respect of any payment made hereunder in any bankruptcy, insolvency, reorganization, or any other proceeding.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Credit Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by the Guarantor of any sums to the Agent or any other Credit Party as provided above, all rights of the Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of the Borrower or any other Loan Party now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Guaranteed Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, the Borrower or any other Loan Party may make payments to the Guarantor on account of any such indebtedness to the extent permitted under the Credit Agreement. After the occurrence and during the continuance of an Event of Default, the Guarantor will not demand, sue for, or otherwise attempt to collect any such indebtedness until the indefeasible payment in full in cash of the Guaranteed Obligations.

If any amount shall erroneously be paid to the Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 9. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to the Guarantor involving any state corporate law or Debtor Relief Laws, if the obligations of the Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantor, any Credit Party, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10. Information. The Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Credit Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 11. Termination. This Guaranty (a) shall terminate when the principal of and interest on each Loan and all fees and other Guaranteed Obligations shall have been paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or the Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 12. Costs of Enforcement. Without limiting any of its obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees or expenses provided for under the Credit Agreement or the other Loan Documents, the Guarantor agrees to pay on demand all Credit Party Expenses in connection with (a) the administration, negotiation, documentation or amendment of this Guaranty, and (b) the Agent’s or any other Credit Party’s efforts to collect and/or to enforce any of the Guaranteed Obligations of the Guarantor hereunder and/or to enforce any of the rights, remedies, or powers of the Agent or any other Credit Party against or in respect of the Guarantor (whether or not suit is instituted by or against the Agent or any other Credit Party).

SECTION 13. Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Guaranty shall bind and inure to the benefit of the Guarantor and its respective successors and assigns. This Guaranty shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Agent and the other Credit Parties, and their respective successors and assigns, except that the Guarantor shall not have the right to assign or transfer their rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement.

SECTION 14. Waivers; Amendment.

(a) The rights, remedies, powers, privileges, and discretions of the Agent hereunder and under applicable Law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agent and the Guarantor, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 15. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Guarantor to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 17. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantor may be delivered to the Borrower on behalf of the Guarantor.

SECTION 18. Survival of Agreement; Severability.

(a) All covenants, agreements, indemnities, representations and warranties made by the Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the other Credit Parties and shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders, regardless of any investigation made by the Agent or any other Credit Party or on their behalf and notwithstanding that the Agent or other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until terminated as provided in SECTION 11 hereof. The provisions of SECTION 5 and SECTION 12 hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations or the termination of this Guaranty or any provision hereof.

(b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19. Rules of Interpretation. The rules of interpretation specified in Sections 1.02 through 1.05 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 20. Jurisdiction; Consent to Service of Process.

(a) The Guarantor agrees that any suit for the enforcement of this Guaranty or any other Loan Document may be brought in the courts of the State of New York sitting in New York County or any federal court sitting therein, as the Agent may elect in its sole discretion, and consent to the non-exclusive jurisdiction of such courts. The Guarantor hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Guaranty shall affect any right that the Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.

(b) The Guarantor agrees that any action commenced by the Guarantor asserting any claim or counterclaim arising under or in connection with this Guaranty or any other Loan Document shall be brought solely in a court of the State of New York sitting in New York County or any federal court sitting therein, as the Agent may elect in its sole discretion, and consent to the exclusive jurisdiction of such courts with respect to any such action.

(c) The Guarantor irrevocably consents to service of process in the manner provided for notices in SECTION 17. Nothing in this Guaranty or any other Loan Document will affect the right of the Agent to serve process in any other manner permitted by law.

SECTION 21. Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF,

COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. THE GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY CREDIT PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH CREDIT PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE AGENT AND THE OTHER CREDIT PARTIES HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

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IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTOR:

PACIFIC SUNWEAR STORES CORP.

By:
Name:	Craig Gosselin
Title:	President

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